STATEMENT TO CERTIFICATEHOLDERS

Household Home Equity Loan Trust 2001-1

Distribution Number	23
Beginning Date of Accrual Period	20-Mar-03
End Date of Accrual Period	20-Apr-03
Distribution Date	21-Apr-03
Previous Distribution Date	20-Mar-03

Funds Disbursement
Available Funds for Distribution and Skip-A-Pay Advances/Reimbursements
Principal Collections	14,223,970.91
Collections of Interest (net of servicing fee)	2,942,973.09
Servicing Fee	166,465.40
Skip-A-Pay Advances	0.00
Skip-A-Pay Reimbursement Amount	0.00

Disbursements	17,333,409.40
Interest Paid to Certificates	382,402.82
Principal Paid to Certificates	14,612,777.46
Equity Certificate	2,171,763.72
Servicing Fee	166,465.40

Balance Reconciliation

Begin Principal Balance	399,516,961.35
Principal Collections (including repurchases)	14,223,970.91
Charge off Amount	388,806.55
End Principal Balance	384,904,183.89

Collateral Performance
Cash Yield (% of beginning balance)	9.34%
Charge off Amount (% of beginning balance)	1.17%
Net Yield	8.17%

Delinquent Loans
30-59 days principal balance of loan	12,126,897.29
30-59 days number of loans	148
60-89 days principal balance of loan	3,683,057.56
60-89 days number of loans	41
90+ days principal balance of loan	15,320,067.59
90+ days number of loans	172

Loan Detail
Number Purchased pursuant to 2.02, 2.04 and 3.01
Principal Balance Purchased pursuant to 2.02, 2.04 and 3.01
Substitution Adjustment Amounts	-
Number of HEL outstanding (BOP)	4,917
Number of HEL outstanding (EOP)	4,774
Book value of real estate acquired through foreclosure/grant of deed
Number of Loans that went into REO	15
Principal Balance of Loans that went into REO	1,838,548.21

Overcollateralization
Begin OC Amount	132,046,329.73
OC Release Amount	0.00
Extra Principal Distribution Amount	-
End OC Amount	132,046,329.73

Target OC Amount	131,400,401.25
Interim OC Amount	132,046,329.73
Interim OC Deficiency	-

Monthly Excess Cashflow	2,171,763.71

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Total Certificate Balance as Percent of Total Original Certificate Balance

Interest Calculations
1 month LIBOR	1.28375%
Class A Formula Rate (1 mo Libor plus 29bps)	1.57375%
Class A Pass-Through Rate	1.57375%
Class M Formula Rate (1 mo Libor plus 55bps)	1.83375%
Class M Pass-Through Rate	1.83375%
Available Funds Cap	10.62890%

Class A Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	20.910035
2. Principal Distribution per $1,000	20.387989
3. Interest Distribution per $1,000	0.522046

B. Calculation of Class A Interest Due & Paid
1. Class A Pass-Through Rate	1.57375%
2. Days in Accrual Period	32

3. Class A Interest Due	324,279.06
4. Class A Interest Paid	324,279.06

5. Class A Interest Carry Forward Amount Paid
6. Class A Supplemental Interest Amount Paid

7. Class A Unpaid Interest Carry Forward Amount, EOP
8. Class A Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class A Principal Due & Paid
1. Class A Principal Balance, BOP	231,811,880.72
2. Class A Principal Due	12,664,407.14
3. Class A Principal Paid	12,664,407.14
4. Class A Principal Carry Forward Amount Paid
5. Class A Unpaid Principal Carry Forward Amount
6. Class A Principal Balance, EOP	219,147,473.58

7. Class A Certificate Balance as a % of the Original Class A Certificate Balance, EOP
8. Class A Certificate Balance as a % of the Pool Balance, EOP

Class M Certificateholder's Statement
A. Information on Distributions
1. Total Distribution per $1,000	20.997217
2. Principal Distribution per $1,000	20.388974
3. Interest Distribution per $1,000	0.608244

B. Calculation of Class M Interest Due & Paid
1. Class M Pass-Through Rate	1.83375%
2. Days in Accrual Period	32

3. Class M Interest Due	58,123.76
4. Class M Interest Paid	58,123.76

5. Class M Interest Carry Forward Amount Paid
6. Class M Supplemental Interest Amount Paid

7. Class M Unpaid Interest Carry Forward Amount, EOP
8. Class M Unpaid Supplemental Interest Amount, EOP

C. Calculation of Class M Principal Due & Paid
1. Class M Principal Balance, BOP	35,658,750.90
2. Class M Principal Due	1,948,370.32
3. Class M Principal Paid	1,948,370.32
4. Class M Principal Carry Forward Amount Paid
5. Class M Unpaid Principal Carry Forward Amount
6. Class M Principal Balance, EOP	33,710,380.58

7. Class M Certificate Balance as a % of the Original Class M Certificate Balance, EOP
8. Class M Certificate Balance as a % of the Pool Balance, EOP